                                                                    EXHIBIT 99.5

                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of February 16, 2001 (this "Agreement"), by and between APW Ltd., a Bermuda company (the "Company"), and Connell Limited Partnership, a Delaware limited partnership ("Connell").

          This Agreement is being entered into pursuant to Sections 11.5(f) and 12.5(h) of the Asset Purchase Agreement, dated as of January 23, 2001, as amended by Amendment No. 1 to the Asset Purchase Agreement dated as of February 16, 2001 (the "Asset Purchase Agreement"), by and among Connell, the Company and APW Mayville, LLC, a Delaware limited liability company ("Company Sub").

          The Asset Purchase Agreement provides for the sale of the Mayville Metal Products Division of Connell to Company Sub in exchange for shares of common stock, par value $0.01 per share, of the Company ("Common Stock") and other consideration, all as more fully set forth in the Asset Purchase Agreement.

          This Agreement sets forth the rights and obligations of Connell and the Company with respect to the registration of Common Stock. Certain capitalized terms used in this Agreement are defined in Section 2 hereof.

          NOW THEREFORE, in consideration of the representation, warranties, covenants and agreements set forth in the Asset Purchase Agreement and herein, the parties hereto agree as follows:

     1.1  Incidental Registration.
          -----------------------

          (a)  Right to Include Registrable Securities.
               ---------------------------------------

               (i) If after June 30, 2001 the Company intends to file any registration statement under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor forms thereto) for purposes of effecting a public offering of securities of the Company for the account of the Company or the account of any holder of securities of the Company, the Company shall notify the Stockholders in writing at least 15 days prior to making such filing and shall afford the Stock-holders an opportunity to include in such registration statement all or any part of the Registrable Securities held by such Stockholders.

               (ii) Subject to Sections 1.1(b) and (c), upon written request of any Stockholder made within 10 days after the receipt of the notice from the Company pursuant to Section 1.1(a)(i) (which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder and the intended method or methods of disposition thereof), the Company shall use its commercially reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Stockholder, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written
                              --------
notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Stockholders and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

               (iii) No registration effected under this Section 1.1 shall relieve the Company of its obligation to effect any registration upon request under Section 1.2.

               (iv) If any Stockholder decides not to include all of the Registrable Securities in any registration statement filed by the Company, such Stockholder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (b)  Underwritten Offering. If the Company at any time proposes to
               ---------------------
register any of its securities under the Securities Act as contemplated by this
Section 1.1 and such securities are to be distributed by or through one or more underwriters, the Company shall afford the Stockholders an opportunity to include in such distribution by or through one or more underwriters all the Registrable Securi-ties requested to be offered and sold by such Stockholders, subject to Section 1.1(c). Such Stockholders will agree to execute the underwriting agreement with customary terms, including lock-up terms.

          (c)  Priority in Incidental Registrations. If (i) a registration
               ------------------------------------
statement pursuant to this Section 1.1 involves an underwritten offering of the securities being so registered and (ii) the managing underwriter of such underwritten offering informs the Company and the Stockholders requesting registration of their Registrable Securities by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price thereof, then the Company shall include in such registration that total number of securities which the Company is so advised can be sold in (or during the time of) such offering, which number shall consist of
(A) if such registration as initially proposed was solely a primary registration, securities proposed by the Company to be sold for its own account and Registrable Securities requested to be included in such registration by Stockholders, on a pro rata basis, and (B) if such registration as initially proposed was in whole or in part a secondary registration, securities proposed by the Company to be sold for its own account, securities proposed to be sold for the account of holders of securities of the Company (other than Registrable Securities) and Registrable Securities requested to be included in such registration by Stockholders, on a pro rata basis.

     1.2  Shelf Registration.
          ------------------

          (a) Upon written request by one or more Initiating Holders holding 100,000 or more Registrable Securities that the Company file a registration statement on Form S-3 for a public offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act with respect to all or a part of the Registrable Securities owned by such Initiating Holders, the Company shall
(i) promptly give written notice of such request to all other Stockholders and
(ii) subject to Section 1.2(c), use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities specified in the request of the Initiating Holders, together with such number of Registrable Securities of any other Stockholder joining in such request as are specified in a written notice given by other Stockholders given within 10 days after receipt of the notice of the Company pursuant to Section 1.2(a)(i).

          (b)  Number of Shelf Registrations. The Company shall be obligated to
               -----------------------------
effect only two registrations pursuant to this Section 1.2.

          (c)  Discontinuance of Disposition. Upon receipt of any notice from
               -----------------------------
the Company that, in the reasonable opinion of the Company's outside counsel, any Stockholder's disposition of Registrable Securities pursuant to any shelf registration effected pursuant to this Section 1.2 would require the Company to make public disclosure of information which the Company has a bona fide business purpose for preserving as confidential, such Stockholder shall forthwith discontinue such disposition of Registrable Securities pursuant to such shelf registration until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after the Company makes such good faith determination; provided, however, that
                                                       --------  -------
the Company shall not be entitled to exercise this right of deferral more than once within any 6-month period. If prior to June 30, 2001 and while a shelf registration effected pursuant to this Section 1.2 is in effect, the Company effects a firm commitment underwritten public offering of Common Stock and the managing underwriter of such public offering informs the Company and any Stockholder that disposition of Registrable Securities pursuant to such shelf registration would adversely effect such public offering, such Stockholder shall discontinue such disposition of Registrable Securities pursuant to such shelf registration for a period beginning on the effective date of the registration statement for such public offering and ending on the 45th day after such effective date (or such shorter period as the managing underwriter may request).

     1.3  Registration Expenses. The Company shall pay all Registration
          ---------------------
Expenses incurred in connection with any registration effected pursuant to
Section 1.1 or 1.2; provided, however, that if a registration under Section 1.2
                    --------  -------
is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested), then the Initiating Holders and requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Securi ties included in such registration.

     1.4  General Registration Obligations of the Company. If and whenever the
          -----------------------------------------------
Company is required to use its commercially reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall be obligated to, as expeditiously as possible:

          (a)  Registration Statement. Prepare and file with the Securities and
               ----------------------
Exchange Commission (the "SEC") the requisite registration statement to effect such registration and use its commercially reasonable best efforts to cause such registration statement to become effective as promptly as possible after the filing date;

          (b)  Amendments and Supplements. Prepare and file with the SEC such
               --------------------------
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the registration statement or (ii) the first anniversary of the Closing Date (as defined in the Asset Purchase Agreement);

          (c)  Prospectuses. Furnish to each seller of Registrable Securities
               ------------
covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

          (d)  Blue Sky and Exchanges. Use its commercially reasonable best
               ----------------------
efforts to (i) register or qualify all Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such United States jurisdictions as reasonably requested by any seller thereof and any underwriter of the Registrable Securities being sold by such seller, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 1.4(d), be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction, and (ii) cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities ex-change on which any of the securities of the Company of the same class as the Registrable Securities are then listed;

          (e)  Underwriting. In the event of any underwritten public offering of
               ------------
securities, enter into an underwriting agreement in usual and customary form with the managing underwriter(s) of such offering and perform its obligations thereunder;

          (f)  Notification.
               ------------

               (i) Notify all Stockholders and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                    (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                    (B) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

                    (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

                    (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (ii) Notify each seller of Registrable Securities covered by such registration statement when a prospectus relating thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such prospectuses shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g)  Opinion and Comfort Letter. Furnish to each seller of Registrable
               --------------------------
Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such Registrable Securities are being sold through underwriters, or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by issuer's counsel to underwriters in an underwritten public offering and reasonably satisfactory to such seller, addressed to the underwriters, if any, and to such seller and (ii) a "comfort" letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to such seller, addressed to the underwriters, if any, and to such seller; and

          (h)  Stop Orders. Make every reasonable effort to obtain the
               -----------
withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment.

     1.5  Obligations of Stockholders. It shall be a condition precedent to the
          ---------------------------
obligations of the Company to take any action pursuant to Section 1.1 or 1.2 that each Stockholder shall:

          (a) sell the Registrable Securities so registered in accordance with the plan of distribution set forth in the prospectus relating thereto;

          (b) cooperate with the Company, its counsel, advisors and other representatives, and comply with all applicable provisions of law (including, without limitation, the prospectus delivery requirements of the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act);

          (c) promptly provide to the Company, in writing, such complete information regarding themselves, the Registrable Securities held by them and the intended method or methods of disposition of such securities and such other information as the Company or its counsel deems necessary or appropriate for inclusion in the registration statement, which information, when given, shall be true and correct in all material respects and shall not omit any information necessary to make the information furnished not misleading;

          (d) execute all questionnaires, powers of attorney or other documents as the Company may reasonably request;

          (e) discontinue sales of Registrable Securities upon notification of any stop order or suspension of the effectiveness of the registration statement;

          (f) notify the Company immediately upon any material change in the plan of distribution or other information concerning such Stockholder described in the prospectus;

          (g) discontinue sales of Registrable Securities and use of the related prospectus following notification by the Company that the registration statement must be amended or supplemented;

          (h) not use any prospectus other than the most recent prospectus related to the registration statement; and

          (i) upon presentation of a stock certificate representing Registrable Securities sold in such registration, certify that the sale was made in accordance with the terms hereof and the plan of distribution described in the prospectus relating thereto.

     1.6  Participation in Underwritten Offerings. No Person may participate in
          ---------------------------------------
any underwritten offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and (b) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any Stockholder to make any representations or warranties to or agreements with the Company or the under writers other than representations and warranties regarding such Stockholder, such Stockholder's Registrable Securities and such Stockholder's intended method or methods of distribution and any other representation required by law.

     1.7  Preparation; Reasonable Investigation. In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the Stockholders whose Registrable Securities are to be registered under such registration statement and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Stockholders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act after a confidentiality agreement has been executed.

     1.8  Indemnification.
          ---------------

          (a)  Indemnification by the Company. The Company shall, and hereby
               ------------------------------
does agree to, to the full extent permitted by law, indemnify and hold harmless any Stockholder whose Registrable Securities are covered by a registration statement filed pursuant to Section 1.1 or Section 1.2, its directors and officers and each other Person, if any, who controls such Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company shall reimburse such Stockholder and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that
                                                                 --------
the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Stockholder specifically stating that it is for use in the preparation thereof or (ii) a Stockholder's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any such director, officer, or controlling Person and shall survive the transfer of such securities by such Stockholder and termination of this Agreement.

          (b)  Indemnification by Stockholders. Each Stockholder, as a condition
               -------------------------------
to including Registrable Securities in any registration statement filed pursuant to Section 1.1 or Section 1.2, shall, and hereby does agree to, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus amendment or supplement, provided, that the obligation to provide indemnification pursuant to
            --------
this Section 1.8 (b) shall be several, and not joint and several among such parties obligated to provide indemnity pursuant to this Section 1.8(b), and the aggregate amount which may be recovered from any Stockholder pursuant to the indemnification provided for in this Section 1.8(b) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Stock-holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or participating or controlling Person and shall survive the transfer of such securities by such Stockholder and termination of this Agreement.

          (c)  Notices of Claims. Promptly after receipt by an indemnified party
               -----------------
of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.8 (a) or (b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the
                                                         --------
failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 1.8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided that the indemnified party may participate in such
               --------
defense at the indemnified party's expense, and, provided further, that the
                                                 -------- -------
indemnified party or indemnified parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the indemnified party or indemnified parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of one such counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of the claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d)  Other Indemnification. Indemnification similar to that specified
               ---------------------
in Sections 1.8(a) and (b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e)  Indemnification Payments. The indemnification required by this
               ------------------------
Section 1.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f)  Contribution. If the indemnification provided for in Section
               ------------
1.8(a) or (b) is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing
                                                  --------
contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of Section 1.8(a), and in no event shall the obligation of any indemnifying party to contribute under this Section 1.8(f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for in Section 1.8(a) or (b) had been available under the circumstances. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 1.8(f) were determined by pro rata allocation or by any other method of allocation that does not take
--- ----
account of the equitable considerations referred to in the first sentence of this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 1.8(f) shall be deemed to include, subject to the limitations set forth in this Section 1.8(f) and Section 1.8(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

2.   Definitions. As used herein, unless the context otherwise requires, the
     -----------
following terms have the following respective meanings:

          Exchange Act: The Securities Exchange Act of 1934, as amended, or any
          ------------
          similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Initiating Holders: Any Stockholder or Stockholders initiating a
          ------------------
          request pursuant to Section 1.2 for the registration of all or part of such Stockholder's or Stockholders' Registrable Securities.

          Person: Any natural person, corporation, association, partnership,
          ------
          organization, business, trust, government (or political subdivision thereof) or governmental agency.

          Registrable Securities: the shares of Common Stock comprising the
          ----------------------
          Share Consideration (as defined in the Asset Purchase Agreement) and any securities issued or issuable with respect to any such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (d) they shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's
          ---------------------
          performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of any counsel and accountants retained by Initiating Holders and by any Stockholder or Stockholders who requested the registration of Registrable Securities in connection with a registration under Section 1.1 or 1.2, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and
                                 --- ---------
          commissions and other similar amounts payable or allowable to underwriters or brokers and transfer taxes, if any, relating to Registrable Securities being registered, provided that, in any case
                                                   --------
          where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          Securities Act: The Securities Act of 1933, as amended, or any similar
          --------------
          Federal statute, and the rules and regulations of the SEC thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Stockholder or Stockholders: any holder or holders of Registrable
          ---------------------------
          Securities including, without limitation, Connell and any Person to whom the rights granted under this Agreement are transferred by Connell, its successors or assigns.

3.   Rules 144 and 144A. The Company shall use commercially reasonable efforts
     ------------------
to timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder or, if the Company is not required to file such reports, shall, upon the request of any Stockholder, make publicly available other necessary information and shall take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company shall deliver to such Stockholder a written statement as to whether it has complied with the requirements of this Section 3.

4.   Amendments and Waivers. This Agreement may be amended and the Company may
     ----------------------
take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of a majority of the Stockholders (based upon the number of Registrable Securities). Each Stockholder at the time or thereafter shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

5.   Nominees for Beneficial Owners. In the event that any Registrable
     ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Stockholder or Stockholders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Stockholder or Stockholders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

6.   Notices. Except as otherwise provided in this Agreement, all notices,
     -------
requests and other communications to any Person provided for hereunder shall be in
writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Asset Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, (b) in the case of any other Stockholder, at the address that such Stockholder shall have furnished to the Company in writing, or, until any such other Stockholder so furnishes to the Company an address, then to and at the address of the last Stockholder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at N22 W23685, Ridgeview Parkway West, Waukesha, Wisconsin 53188,
Attn: President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Stockholder at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request
                                          --------
or communication to any Stockholder shall not be effective until received.

7.   Termination of the Company's Obligations. The Company shall have no further
     ----------------------------------------
obligations under Section 1.1 or 1.2 (a) as to any Registrable Security, after such Registrable Security is disposed of under a registration statement pursuant to Section 1.1 or 1.2 or (b) after the second anniversary of the date hereof.

8.   Assignment. This Agreement shall be binding upon and inure to the benefit
     ----------
of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Stockholder.

9.   Descriptive Headings. The descriptive headings of the several sections and
     --------------------
paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

10.  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
     -------------
WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

11.  Counterparts. This Agreement may be executed simultaneously in any number
     ------------
of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

12.  Entire Agreement. This Agreement embodies the entire agreement and
     ----------------
understanding between the Company and each other party hereto relating to the registration of Common Stock and supersedes all prior agreements and understandings relating to such subject matter.

13.  Severability. If any provision of this Agreement, or the application of
     ------------
such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                             APW LTD.



                                              By /s/ Joseph T. Lower
                                                 -------------------
                                              Name:   Joseph T. Lower
                                              Title:  Vice President



                                              CONNELL LIMITED PARTNERSHIP
                                              By:   Its General Partner

                                              CONNELL INDUSTRIES, INC.



                                              By: /s/ John V. Curtin
                                                  ------------------
                                              Name:   John V. Curtin
                                              Title:  Vice President